UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22645 and 811-22672

Name of Fund:    BlackRock Alternatives Allocation FB TEI Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Alternatives Allocation FB TEI Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2014

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Alternatives Allocation Portfolio LLC

BlackRock Alternatives Allocation FB Portfolio LLC

BlackRock Alternatives Allocation TEI Portfolio LLC

BlackRock Alternatives Allocation FB TEI Portfolio LLC

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Dear Member

This report reflects your fund’s reporting period ended September 30, 2013. The following review is intended to provide you with additional market perspective over the past 12 months.

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to US budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in US Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the US central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major US equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over US fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14
HFRI Fund of Funds Composite Index	1.68	6.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds Summary as of September 30, 2013

Fund Overview

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (and collectively the “Feeder Funds”) invest, directly or indirectly, all or substantially all of their investable assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, together with the Feeder Funds, the “Funds”).

The Funds’ investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Funds seek to accomplish this objective by providing investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, enhanced credit strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds generally may pursue Alternative Strategies either through investments (i) in private funds or other pooled investment vehicles (collectively, “Portfolio Funds”) managed by third-party investment managers (“Managers”), or (ii) directly in securities (other than those of Portfolio Funds) or other financial instruments (i.e., by implementing an Alternative Strategy directly, rather than indirectly through a Portfolio Fund investment).

No assurance can be given that the Funds’ investment objective will be achieved.

Portfolio Management Commentary

•

The Boards of Core Fund, TEI Core Fund and FB TEI Core Fund (the “Liquidating Funds”) and FB Core Fund approved the suspension of sales of Units effective October 21, 2013. The Boards of the Liquidating Funds approved the liquidation of all member interests based upon the October 31, 2013 net asset values per Unit. Additionally, the Board of the FB Core Fund approved the FB Core Fund to offer to repurchase its Units to provide members who accept such repurchase offer with liquidity based upon the October 31, 2013 net asset value per Unit.

How did the Funds perform?

•

For the six-month period ended September 30, 2013, through their investment in the Master Fund, the Core Fund returned 0.56%, the FB Core Fund returned 1.12%, the TEI Core Fund returned 0.66% and the FB TEI Core Fund returned 1.10% based on net asset value.

Underlying Strategies of the Master Fund

•

During the period, the Master Fund was invested in various types of Alternative Strategies in any of six major categories including hedge fund, private equity, real estate, real asset, enhanced credit and opportunistic strategies, any of which may be implemented indirectly through investments in Portfolio Funds, or directly through investments in securities (other than those of Portfolio Funds) or other financial instruments, including common stocks, exchange-traded funds or exchange-traded limited partnerships.

•	Hedge fund strategies may include long/short equity or credit, event-driven, relative value and global macro/directional strategies.

•	Private equity strategies may include buyout or venture capital investments, as well as private natural resources and infrastructure strategies.

•	Real estate strategies may include investments in real estate investment trusts (“REITs”) and private real estate funds.

•	Real asset strategies may include investments in commodities, commodity-linked equities and inflation-linked bonds.

•

Enhanced credit strategies, which in some instances are a subset of hedge fund strategies, may include liquid credit, distressed debt, emerging market debt, high yield and non-traditional asset-backed investments.

•	Opportunistic strategies may include hedges, portfolio overweights/ underweights, portfolio overlays and special situations investments.

What factors influenced performance?

•

During the period, the Master Fund’s allocations to hedge funds and private equity strategies contributed positively to performance. Within hedge funds, positive returns were derived mostly from exposures to long/short equity and event-driven strategies.

•	The Master Fund’s allocation to enhanced credit strategies had a negative impact on performance, as did positions in real asset and real estate strategies.

•	In addition, the Master Fund held total return swaps in gold and precious metals. Both of these positions detracted from performance over the period.

Describe recent portfolio activity.

•

During the six-month period, the Master Fund restructured part of its exchange-traded private equity positions. The Master Fund repositioned its exposure to master limited partnerships within the real asset allocation. A notable change in the underlying strategy allocations was a reduced weight in enhanced credit strategies, where the Master Fund decreased its emerging market debt position due to near-term concerns about a potential pullback in this sector.

4	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Funds Summary as of September 30, 2013 (continued)

Describe portfolio positioning at period end.

•

At period end, the Master Fund was allocated across a set of strategies. The Master Fund achieved exposure to these strategies through various investment vehicles, which for purposes of financial reporting are categorized as Portfolio Funds, common stocks, exchange-traded funds and exchange-traded limited partnerships. The Master Fund also held an allocation to cash for future investments, which did not have a material impact on performance for the period. However, from a strategy allocation perspective, the Master Fund’s period-end exposures as a percentage of investments included 51% hedge fund strategies, 16% real asset strategies, 11% enhanced credit strategies, 8% real estate strategies and 7% private equity strategies, with the remainder in cash. The Master Fund’s private equity exposure was held in common stocks to provide market exposure with an attractive income profile. While maintaining a positive long-term outlook for commodity prices, the Master Fund remained focused on positioning its commodity exposures based on short-term trends. The Master Fund was positioned to benefit from potential commodity price increases in the long term through its exposure to energy equities. The Master Fund also held an allocation to gold as a hedge against inflation and US dollar currency risk.

•

The Master Fund had an equity beta (i.e., a measure of the Master Fund’s sensitivity to equity market movements) of 0.4, which implies that the Master Fund’s investments would move at roughly 40% of the equity market’s movement. This equity beta exposure came largely from the Master Fund’s positions in exchange-traded REIT and private equity exposures. The Master Fund’s hedge fund allocation had a net long bias at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	5

Funds Summary as of September 30, 2013 (continued)

Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, enhanced credit strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the Core Fund and the index does not necessarily reflect the actual investment strategy of the Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB of better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[6]	An index that measures total return on cash including price and interest income, based on short-term government Treasury bills at about 90-day maturity.

[7]	Commencement of operations.

Core Fund Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[8]
		1 Year		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Core Fund	0.56%	4.69%	1.55%	4.69%	2.58%
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index	4.22	10.58	N/A	9.19	N/A
S&P 500® Index	8.31	19.34	N/A	14.55	N/A
Barclays U.S. Aggregate Bond Index	(1.77)	(1.68)	N/A	1.23	N/A
HFRI FOF Composite Index	1.68	6.44	N/A	4.30	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04	0.10	N/A	0.10	N/A

[8]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution fees. See “About Fund Performance” on page 10.

[9]	The Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.

N/A—Not applicable as the indices do not have a sales charge.

Past performance is not indicative of future results.

6	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Funds Summary as of September 30, 2013 (continued)

FB Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The FB Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, enhanced credit strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the FB Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the FB Core Fund and the index does not necessarily reflect the actual investment strategy of the FB Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB of better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[6]	An index that measures total return on cash including price and interest income, based on short-term government Treasury bills at about 90-day maturity.

[7]	Commencement of operations.

FB Core Fund Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[8]
		1 Year		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
FB Core Fund	1.12%	7.40%	N/A	5.80%	N/A
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index	4.22	10.58	N/A	9.19	N/A
S&P 500® Index	8.31	19.34	N/A	14.55	N/A
Barclays U.S. Aggregate Bond Index	(1.77)	(1.68)	N/A	1.23	N/A
HFRI FOF Composite Index	1.68	6.44	N/A	4.30	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04	0.10	N/A	0.10	N/A

[8]	Assuming maximum sales charges, if any. See “About Fund Performance” on page 10.

[9]	The FB Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.

N/A—Not applicable as FB Core Fund and indices do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	7

Funds Summary as of September 30, 2013 (continued)

TEI Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The TEI Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, enhanced credit strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the TEI Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the TEI Core Fund and the index does not necessarily reflect the actual investment strategy of the TEI Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB of better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[6]	An index that measures total return on cash including price and interest income, based on short-term government Treasury bills at about 90-day maturity.

[7]	Commencement of operations.

TEI Core Fund Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[8]
		1 Year		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
TEI Core Fund	0.66%	5.10%	1.95%	4.76%	2.65%
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index	4.22	10.58	N/A	9.19	N/A
S&P 500® Index	8.31	19.34	N/A	14.55	N/A
Barclays U.S. Aggregate Bond Index	(1.77)	(1.68)	N/A	1.23	N/A
HFRI FOF Composite Index	1.68	6.44	N/A	4.30	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04	0.10	N/A	0.10	N/A

[8]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution fees. See “About Fund Performance” on page 10.

[9]	The TEI Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.

N/A—Not applicable as the indices do not have a sales charge.

Past performance is not indicative of future results.

8	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Funds Summary as of September 30, 2013 (continued)

FB TEI Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The FB TEI Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to invest- ment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, enhanced credit strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the FB TEI Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the FB TEI Core Fund and the index does not necessarily reflect the actual investment strategy of the FB TEI Core Fund. The HFRI FOF Composite Index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB of better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[6]	An index that measures total return on cash including price and interest income, based on short-term government Treasury bills at about 90-day maturity.

[7]	Commencement of operations.

FB TEI Core Fund Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[8]
		1 Year		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
FB TEI Core Fund	1.10%	7.30%	N/A	6.77%	N/A
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index	4.22	10.58	N/A	9.19	N/A
S&P 500® Index	8.31	19.34	N/A	14.55	N/A
Barclays U.S. Aggregate Bond Index	(1.77)	(1.68)	N/A	1.23	N/A
HFRI FOF Composite Index	1.68	6.44	N/A	4.30	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04	0.10	N/A	0.10	N/A

[8]	Assuming maximum sales charges, if any. See “About Fund Performance” on page 10.

[9]	The FB TEI Core Fund commenced operations on April 2, 2012. The since inception return for the HFRI FOF Composite Index is calculated from March 31, 2012.

N/A—Not applicable as FB TEI Core Fund and indices do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	9

Funds Summary as of September 30, 2013 (concluded)

About Fund Performance

The Core Fund Units and the TEI Core Fund Units incur a maximum initial sales charge of 3.00% and an annual distribution fee of 1.00%. There is no sales charge or distribution fee for the FB Core Fund Units and the FB TEI Core Fund Units.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. A 2.00% early repurchase fee payable to a Feeder Fund will be charged to any member that tenders its Units to the Feeder Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Fund for the costs incurred in liquidating investments in the Feeder Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Fund’s investment program. Performance data does not reflect this potential fee. Investment return and the principal value of Units will fluctuate so that Units, when and if repurchased pursuant to a tender offer may be worth more or less than their original cost. Performance data also does not reflect the deduction of taxes that a member would pay on Feeder Fund distributions or the repurchase of Feeder Fund Units.

The Funds’ investment advisor, BlackRock Advisors LLC (the “Advisor”), waived and/or reimbursed a portion of the Funds’ expenses during the period described above. Without such waiver and/or reimbursement, the Funds’ performance would have been lower.

See “General Information” at the end of this report for where additional information can be obtained.

Fund Information

The table below summarizes the changes in the Feeder Funds’ monthly net asset value per Unit:

	9/30/2013	3/31/2013	Change	High	Low
Core Fund	$10.71	$10.65	0.56%	$10.77	$10.57
FB Core Fund	10.88	10.76	1.12	10.89	10.71
TEI Core Fund	10.72	10.65	0.66	10.76	10.58
FB TEI Core Fund	11.03	10.91	1.10	11.05	10.87

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Funds may incur the following charges: (a) transactional expenses, such as sales charges and early repurchase fees; and (b) operating expenses, including; advisory fees, administration fees, distribution fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) is intended to assist members both in calculating operating expenses based on an investment in the Funds and in comparing these operating expenses with similar costs of investing in other funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ member reports.

The expenses shown in the table are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges and early repurchase fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical [2]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Core Fund	$1,000.00	$1,005.63	$12.47	$1,000.00	$1,012.63	$12.51	2.48%
FB Core Fund	$1,000.00	$1,011.15	$7.51	$1,000.00	$1,017.60	$7.54	1.49%
TEI Core Fund	$1,000.00	$1,006.57	$12.37	$1,000.00	$1,012.73	$12.41	2.46%
FB TEI Core Fund	$1,000.00	$1,011.00	$7.51	$1,000.00	$1,017.60	$7.54	1.49%

[1]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Funds invest in the Master Fund, the expense examples reflect the expenses of both the Fund and the Master Fund in which they invest. Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

10	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statements of Assets, Liabilities and Members’ Capital

September 30, 2013 (Unaudited)	Core Fund	FB Core Fund	TEI Core Fund[1]	FB TEI Core Fund[1]

Assets
Investment at value — Master Fund	$108,975	$33,441,331	$108,906	$39,992,725
Cash	67,272	34,374	120,601	126,587
Receivable from advisor	23,309	17,448	39,034	55,635

Total assets	199,556	33,493,153	268,541	40,174,947

Liabilities
Professional fees payable	35,437	35,900	58,267	64,247
Offering costs payable	34,849	44,990	58,220	57,898
Printing fees payable	16,163	14,277	16,163	16,163
Administration fees payable	3,167	3,250	6,292	6,313
Registration fees payable	1,994	1,644	20,000	20,000
Distribution fees payable	267	—	267	—
Other accrued expenses payable	563	557	2,181	2,172

Total liabilities	92,440	100,618	161,390	166,793

Members’ capital	$107,116	$33,392,535	$107,151	$40,008,154

Members’ Capital Consists of
Paid-in capital	$100,000	$30,751,000	$100,000	$37,100,000
Accumulated net investment loss	(1,690)	(117,935)	(1,722)	(7,461)
Accumulated net realized gain (loss) allocated from the Master Fund	(1,923)	(476,298)	(1,867)	158,270
Net unrealized appreciation/depreciation allocated from the Master Fund	10,729	3,235,768	10,740	2,757,345

Members’ capital	$107,116	$33,392,535	$107,151	$40,008,154

Net Asset Value
Units outstanding	10,000	3,070,386	10,000	3,626,813
Net asset value	$10.71	$10.88	$10.72	$11.03

Cost — investment in the Master Fund	$98,246	$30,205,563	$98,166	$37,235,379

[1]	Consolidated Statement of Assets, Liabilities and Members’ Capital

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	11

Statements of Operations

Six Months Ended September 30, 2013 (Unaudited)	Core Fund	FB Core Fund	TEI Core Fund[1]	FB TEI Core Fund[1]

Investment Income
Net investment loss allocated from the Master Fund
Dividends — affiliated	$4	$1,080	$4	$1,297
Dividends — unaffiliated	563	172,429	563	206,696
Other income	4	1,197	4	1,432
Expenses	(812)	(248,285)	(812)	(297,835)
Fees waived	31	9,401	31	11,275

Total loss	(210)	(64,178)	(210)	(77,135)

Expenses
Professional	20,000	20,000	41,253	63,752
Printing	6,800	6,800	6,896	6,896
Administration	3,800	3,900	7,550	7,575
Distribution	534	—	534	—
Custody	260	254	442	428
Miscellaneous	3,434	3,210	2,163	2,163

Total expenses	34,828	34,164	58,838	80,814
Less expenses reimbursed by advisor	(34,282)	(25,667)	(58,304)	(70,507)

Total expenses after fees waived and reimbursed	546	8,497	534	10,307

Net investment loss	(756)	(72,675)	(744)	(87,442)

Realized and Unrealized Gain Allocated from the Master Fund
Net realized gain	301	94,237	302	110,669
Net change in unrealized appreciation/depreciation	1,090	330,176	1,090	399,962

Total realized and unrealized gain	1,391	424,413	1,392	510,631

Net Increase in Members’ Capital Resulting from Operations	$635	$351,738	$648	$423,189

[1]	Consolidated Statement of Operations

See Notes to Feeder Funds’ Financial Statements.

12	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statements of Changes in Members’ Capital

	Core Fund		FB Core Fund
Increase (Decrease) in Members’ Capital:	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[1] to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[1] to March 31, 2013

Operations
Net investment loss	$(756)	$(934)	$(72,675)	$(45,260)
Net realized gain (loss)	301	(2,224)	94,237	(570,535)
Net change in unrealized appreciation/depreciation	1,090	9,639	330,176	2,905,592

Net increase in members’ capital resulting from operations	635	6,481	351,738	2,289,797

Capital Transactions
Proceeds from the issuance of Units	—	100,000	750,000	30,001,000

Members’ Capital
Total increase in members’ capital	635	106,481	1,101,738	32,290,797
Beginning of period	106,481	—	32,290,797	—

End of period	$107,116	$106,481	$33,392,535	$32,290,797

Accumulated net investment loss, end of period	$(1,690)	$(934)	$(117,935)	$(45,260)

[1]	Commencement of operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	13

Statements of Changes in Members’ Capital (concluded)

	TEI Core Fund[1]		FB TEI Core Fund[1]
Increase (Decrease) in Members’ Capital:	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[2] to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[2] to March 31, 2013

Operations
Net investment income (loss)	$(744)	$(978)	$(87,442)	$79,981
Net realized gain (loss)	302	(2,169)	110,669	47,601
Net change in unrealized appreciation/depreciation	1,090	9,650	399,962	2,357,383

Net increase in members’ capital resulting from operations	648	6,503	423,189	2,484,965

Capital Transactions
Proceeds from the issuance of Units	—	100,000	—	37,100,000

Members’ Capital
Total increase in members’ capital	648	106,503	423,189	39,584,965
Beginning of period	106,503	—	39,584,965	—

End of period	$107,151	$106,503	$40,008,154	$39,584,965

Accumulated net investment income (loss), end of period	$(1,722)	$(978)	$(7,461)	$79,981

[1]	Consolidated Statement of Changes in Members’ Capital

[2]	Commencement of operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.

See Notes to Feeder Funds’ Financial Statements.

14	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statements of Cash Flows

Six Months Ended September 30, 2013 (Unaudited)	Core Fund	FB Core Fund	TEI Core Fund[1]	FB TEI Core Fund[1]

Cash Provided by (Used for) Operating Activities
Net increase in members’ capital resulting from operations	$635	$351,738	$648	$423,189
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by (used for) operating activities:
Decrease in investment in Master Fund paid in advance	—	500,000	—	—
Increase in receivable from advisor	(4,007)	(16,145)	(1,114)	(18,727)
Increase in printing fees payable	2,977	1,091	2,977	2,977
Increase in administration fees payable	—	21	—	—
Decrease in distribution fees payable	(9)	—	(7)	—
Decrease in registration fees payable	(3,135)	(3,135)	—	—
(Decrease)/increase in professional fees payable	(4,100)	(4,100)	15,028	11,280
Decrease in other accrued expenses payable	(1,363)	(1,798)	(1,443)	(1,437)
Net investment loss allocated from the Master Fund	210	64,178	210	77,135
Net realized gain and net change in unrealized appreciation/depreciation allocated from the Master Fund	(1,391)	(424,413)	(1,392)	(510,631)
Purchases of Units of the Master Fund	—	(750,000)	—	—
Proceeds from withdrawals from the Master Fund	64,589	60,068	51,857	90,818

Cash provided by (used for) operating activities	54,406	(222,495)	66,764	74,604

Cash Provided by Financing Activities
Cash receipts from issuance of Units	—	250,000	—	—

Cash provided by financing activities	—	250,000	—	—

Cash
Net increase in cash	54,406	27,505	66,764	74,604
Cash at beginning of period	12,866	6,869	53,837	51,983

Cash at end of period	$67,272	$34,374	$120,601	$126,587

[1]	Consolidated Statement of Cash Flows

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	15

Financial Highlights

	Core Fund		FB Core Fund
	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[1] to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[1] to March 31, 2013

Per Unit Operating Performance
Net asset value, beginning of period	$10.65	$10.00 [2]	$10.76	$10.00

Net investment loss[3]	(0.08)	(0.09)	(0.02)	(0.02)
Net realized and unrealized gain	0.14	0.74	0.14	0.78

Net increase from investment operations	0.06	0.65	0.12	0.76

Net asset value, end of period	$10.71	$10.65	$10.88	$10.76

Total Investment Return[4]
Based on net asset value	0.56%[5]	6.50%[5]	1.12%[5]	7.60%[5]

Ratios to Average Members’ Capital[6,7,8]
Total expenses	66.62%	287.71%	1.65%	2.30%

Total expenses after fees waived and reimbursed[9]	2.48%	2.90%	1.49%	1.50%

Net investment loss[9]	(1.41)%	(0.92)%	(0.44)%	(0.15)%

Supplemental Data
Members’ capital, end of period (000)	$107	$106	$33,393	$32,291

Portfolio turnover (Master Fund)	6%	23%	6%	23%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds at an initial net asset value of $ 10.00 per share.

[2]	Net asset value, beginning of period, reflects a deduction of $0.30 per unit sales charges from initial offering price of $10.30 per unit.

[3]	Based on average Units outstanding.

[4]

Where applicable, total investment returns exclude the effects of any sales charges. The Feeder Funds are continuously offered closed-end funds, the Units of which are offered at net asset value. No secondary market for the Feeder Funds’ Units exists.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes the Feeder Fund’s share of the Master Fund’s allocated net expenses and/or net investment income (loss).

[8]

Ratios do not include expenses incurred indirectly as a result of the Master Fund’s investments in Portfolio Funds of approximately 4.28% and 7.80% for the six months ended September 30, 2013 and the period ended March 31, 2013, respectively, for each Fund.

[9]

Includes the Master Fund’s allocated fees reimbursed of 0.06% and 0.06% for the Core Fund and FB Core Fund, respectively, for the six months ended September 30, 2013 and 1.12% and 0.88% for the Core Fund and FB Core Fund, respectively, for the period April 2, 2012 to March 31, 2013.

See Notes to Feeder Funds’ Financial Statements.

16	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Financial Highlights (concluded)

	TEI Core Fund[1]		FB TEI Core Fund[1]
	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[2] to March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[2] to March 31, 2013

Per Unit Operating Performance
Net asset value, beginning of period	$10.65	$10.00 [3]	$10.91	$10.00

Net investment income (loss)[4]	(0.07)	(0.10)	(0.02)	0.06
Net realized and unrealized gain	0.14	0.75	0.14	0.85

Net increase from investment operations	0.07	0.65	0.12	0.91

Net asset value, end of period	$10.72	$10.65	$11.03	$10.91

Total Investment Return[5]
Based on net asset value	0.66%[6]	6.50%[6]	1.10%[6]	9.10%[6,7]

Ratios to Average Members’ Capital[8,9,10]
Total expenses	111.53%	329.55%	1.85%	3.22%

Total expenses after fees waived and reimbursed[11]	2.46%	2.83%	1.49%	1.16%

Net investment income (loss)[11]	(1.39)%	(0.97)%	(0.44)%	0.50%

Supplemental Data
Members’ capital, end of period (000)	$107	$107	$40,008	$39,585

Portfolio turnover (Master Fund)	6%	23%	6%	23%

[1]	Consolidated Financial Highlights.

[2]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds at an initial net asset value of $10.00 per share.

[3]	Net asset value, beginning of period, reflects a deduction of $0.30 per unit sales charges from initial offering price of $10.30 per unit.

[4]	Based on average Units outstanding.

[5]

Where applicable, total investment returns exclude the effects of any sales charges. The Feeder Funds are continuously offered closed-end funds, the Units of which are offered at net asset value. No secondary market for the Feeder Funds’ Units exists.

[6]	Aggregate total investment return.

[7]

The stated return includes income generated from a temporary investment of cash in the Master Fund. The cash was as a result of an expense reimbursement by the Advi sor. Excluding the excess income generated from the temporary investment of cash, the return would be 7.80%.

[8]	Annualized.

[9]	Includes the Feeder Fund’s share of the Master Fund’s allocated net expenses and/or net investment income (loss).

[10]

Ratios do not include expenses incurred indirectly as a result of the Master Fund’s investments in Portfolio Funds of approximately 4.28% and 7.80% for the six months ended September 30, 2013 and the period ended March 31, 2013, respectively, for each Fund.

[11]

Includes the Master Fund’s allocated fees reimbursed of 0.06% and 0.06% for the TEI Core Fund and FB TEI Core Fund, respectively, for the six months ended September 30, 2013 and 1.08% and 0.41% for the TEI Core Fund and FB TEI Core Fund, respectively, for the period April 2, 2012 to March 31, 2013.

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	17

Notes to Feeder Funds’ Financial Statements (Unaudited)

1. Organization:

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (and collectively the “Feeder Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. Each Feeder Fund is organized as a Delaware limited liability company. The Feeder Funds’ investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Core Funds seek to achieve their investment objective by investing all of their assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, together with the Feeder Funds, the “Funds”). The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation FB Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the FB TEI Core Fund (the Cayman Island companies are referred to collectively as the “Offshore Funds”). The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund. The Master Fund has the same investment objective and strategies as the Feeder Funds and is an affiliate of the Feeder Funds. The Feeder Funds each continuously offer one class of limited liability company interests (“Units”), which may be sold to certain eligible investors with a front-end sales charge for the Core Fund and the TEI Core Fund of up to 3.00%. There is no front-end sales charge for the FB Core Fund or the FB TEI Core Fund.

As of September 30, 2013, the percentages of the Master Fund’s members’ capital owned by the Core Fund, the FB Core Fund, the TEI Core Fund and the FB TEI Core Fund were 0.15%, 45.40%, 0.15% and 54.29%, respectively. The performance of the Feeder Funds is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

Prior to commencement of operations on April 2, 2012, there were no operations other than a sale to BlackRock HoldCo 2, Inc. (“BR HoldCo”), an affiliate of the Funds, of 9,000 Units for $90,000 and to BlackRock Advisors LLC (the “Advisor”) of 1,000 Units for $10,000 ($10.00 per unit) in each of the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund. Both BR HoldCo and the Advisor are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”).

Basis of Consolidation: The accompanying consolidated financial statements for each of the TEI Core Fund and the FB TEI Core Fund includes the accounts of its respective Offshore Fund. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended September 30, 2013, there were no transactions in the Offshore Funds. The Offshore Funds are subject to the same investment policies and restrictions that apply to the TEI Core Funds.

2. Significant Accounting Policies:

The Feeder Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Feeder Funds:

Valuation: US GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Feeder Funds’ policy is to fair value their respective financial instruments at market value. The Feeder Funds record their investment in the Master Fund at fair value based on each Feeder Fund’s proportionate interest in the members’ capital of the Master Fund. Valuation of securities held by the Master Fund is discussed in Note 2 of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted on a trade date basis. Each Feeder Fund records daily its proportionate share of the Master Fund’s income, expenses and realized and unrealized gains and losses. In addition, each Feeder Fund accrues its own expenses.

Income Taxes: Each Feeder Fund is classified as a partnership for federal income tax purposes. As such, each investor in a Feeder Fund is treated as the owner of its proportionate share of members’ capital, income, expenses and realized and unrealized gains and losses of that Feeder Fund. Therefore, no federal income tax provision is required.

Each Feeder Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Feeder Funds’ US federal tax returns remains open for the period ended March 31, 2013. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Feeder Funds are charged to the Feeder Funds. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

18	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Feeder Funds’ Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Feeder Fund, together with the Master Fund, has entered into an Investment Advisory Agreement with the Advisor to provide investment advisory and administration services. The Advisor is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end members’ capital. While the Feeder Funds will not pay a fee directly to the Advisor so long as the Feeder Funds remain feeders of the Master Fund, they will indirectly bear this fee on a proportionate basis as represented by the Feeder Funds’ interests in the Master Fund.

Each Feeder Fund, together with the Master Fund and the Advisor, has entered into a separate investment sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Advisor.

Each Feeder Fund has entered into an Expense Limitation Agreement (the “Expense Agreement”) in which the Advisor has agreed to reimburse certain operating and other expenses of the Feeder Fund in order to limit certain expenses to 0.50% per annum of the respective Feeder Fund’s average month-end members’ capital (the “Expense Cap”). Expenses covered by the Expense Cap include all of a Feeder Fund’s expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Agreement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Funds’, Offshore Funds’ or Master Fund’s business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Feeder Funds’ distributor or financial intermediaries.

If a Feeder Fund has received a waiver or reimbursement from the Adviser within the prior two fiscal years and the Feeder Fund’s operating expenses are less than the expense limit for that Feeder Fund, the Advisor is entitled to be reimbursed by the Feeder Fund up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for the Feeder Fund exceeds the operating expenses of the

Feeder Fund for the current fiscal year, provided that: (1) the Feeder Fund has more than $50 million in assets for the fiscal year and (2) the Advisor or an affiliate continues to serve as the Feeder Fund’s investment advisor or administrator. In certain instances, reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund’s expenses below 0.50% of that Feeder Fund’s average members’ capital may result in certain of another Feeder Fund’s expenses being less than that Feeder Fund’s expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing. In the event the expense limit for the Feeder Fund is changed subsequent to a fiscal year in which the Advisor becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Advisor shall be calculated by reference to the expense limit for the Feeder Fund in effect at the time the Advisor became entitled to receive such reimbursement, rather than the subsequently changed expense limit for the Feeder Fund.

The amount of expenses waived or reimbursed to date as a result of the Expense Cap and available for future recoupment under the Expense Agreement are as follows:

Fund	Six months ended September 30,2013 (Unaudited)[2]	Period April 2, 2012[1] to March 31, 2013[3]
Core Fund	$34,282	$290,323
FB Core Fund	25,667	508,872
TEI Core Fund	58,304	331,909
FB TEI Core Fund	70,507	391,478

[1]	Commencement of operations.

[2]	Amounts will expire on March 31, 2016.

[3]	Amounts will expire on March 31, 2015.

The Feeder Funds have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Advisor. Pursuant to distribution and service plans adopted by the Boards of Directors of the Core Fund and TEI Core Fund, the Core Fund and TEI Core Fund pay BRIL ongoing distribution fees. These fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 1.00% of their month-end members’ capital. The distribution fee is not applicable to the FB Core Fund or the FB TEI Core Fund.

4. Capital Unit Transactions:

Transactions in Units for each Fund were as follows:

	Six months ended September 30, 2013 (Unaudited)		Period April 2, 2012[1] to March 31, 2013
	Units	Amount	Units	Amount
Core Fund
Units sold	—	$—	10,000	$100,000

Net Increase	—	$—	10,000	$100,000

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	19

Notes to Feeder Funds’ Financial Statements (continued)

	Six months ended September 30, 2013 (Unaudited)		Period April 2, 2012[1] to March 31, 2013
	Units	Amount	Units	Amount
FB Core Fund
Units sold	69,489	$750,000	3,000,897	$30,001,000

Net Increase	69,489	$750,000	3,000,897	$30,001,000

TEI Core Fund
Units sold	—	$—	10,000	$100,000

Net Increase	—	$—	10,000	$100,000

FB TEI Core Fund
Units sold	—	$—	3,626,813	$37,100,000

Net Increase	—	$—	3,626,813	$37,100,000

[1]	Commencement of operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.

At September 30, 2013, Units owned by BR HoldCo and the Advisor, affiliates of the Feeder Funds, were as follows:

Fund	Units
Core Fund	10,000
FB Core Fund	2,969,000
TEI Core Fund	10,000
FB TEI Core Fund	10,000

Units are offered at closings, for purchase as of the first business day of each month or at such other times as determined in the discretion of the Boards of Directors (the “Boards”, individually a “Board”) of the Feeder Funds (the “Membership Date”).

Each Feeder Fund may choose to conduct quarterly tender offers for up to 10% of its net asset value at the time in the sole discretion of its Board. In a tender offer, a Feeder Fund repurchases outstanding Units at its net asset value on the valuation date for the tender offer, which would generally be the last business day of March, June, September or December. In any given year, the Advisor may or may not recommend to the Boards that the Feeder Funds conduct tender offers. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

The Boards will generally not approve a tender offer for the Feeder Funds if Restricted Liquidity Assets (as defined below) represent greater than 40% of the Master Fund’s members’ capital (as of the Feeder Funds’ most recent valuation date), unless the Boards conclude in their discretion that approving a tender offer would nonetheless be in the best interests of the Feeder Funds, the Master Fund and their members. If (i) the Feeder Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund’s assets, and (ii) Restricted Liquidity Assets represent greater than 40% of the Master Fund’s members’ capital as of the valuation date falling on the last business day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Feeder Funds and the Master Fund is in the best interests of each Fund and its members. “Restricted Liquidity Assets” means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

The Feeder Funds expect that the Master Fund will offer to repurchase Units from its members (i.e., the Feeder Funds) in order to permit the Feeder Funds to conduct repurchase offers for their Units. Each time the Feeder Funds make a tender offer for their Units, it is expected that the Master Fund will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase. At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund. However, there is no assurance that the Master Fund Board will, in fact, decide to undertake any repurchase offer. The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members.

A 2.00% early repurchase fee payable to a Feeder Fund will be charged to any member that tenders its Units to the Feeder Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Fund for the costs incurred in liquidating investments in the Feeder Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Fund’s investment program.

5. Liquidity Risk

The Feeder Funds are designed primarily for long term investors and an investment in the Feeder Funds’ Units should be considered to be illiquid. The Feeder Funds’ Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be affected without the express written consent of the Board or its delegate.

6. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Feeder Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Boards of Core Fund, TEI Core Fund and FB TEI Core Fund (the “Liquidating Funds”) and FB Core Fund approved the suspension of sales of Units effective October 21, 2013. The Boards of the Liquidating Funds approved the liquidation of all member interests based upon the October 31, 2013 net asset values per Unit. Additionally, the Board of the FB

20	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Feeder Funds’ Financial Statements (concluded)

Core Fund approved the FB Core Fund to offer to repurchase its Units to provide members who accept such repurchase offer with liquidity based upon the October 31, 2013 net asset value per Unit.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	21

Portfolio Information	Master Fund

As of September 30, 2013 (Unaudited)

The following charts show the ten largest holdings and portfolio composition as a percentage of the Master Fund’s long-term investments:

Portfolio Holdings	9/30/2013
Urdang Global Real Estate Securities Fund, LP	11%
Loomis High Yield Full Discretion NHIT	8
Fortress Asia Macro Fund, LP	6
Energy Select Sector SPDR Fund	6
Myriad Opportunities US Fund, Ltd	6
Pentwater Event Fund, LLC	6
Citadel Global Fixed Income Fund, LLC	6
Panning Domestic Fund, LLC	5
One William Street Capital Partners, LP	5
Magnetar Capital Fund II, LP	5

Portfolio Composition	9/30/2013
Portfolio Funds	75%
Common Stocks	10
Exchange-Traded Funds	9
Exchange-Traded Limited Partnerships	6

22	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013 (Unaudited)	Master Fund
(Percentages shown are based on Members’ Capital)

Portfolio Funds		Value
Directional Trading — 7.1%
Avantium Liquid EM Macro Fund, LP		$2,047,881
Fortress Asia Macro Fund, LP		3,173,565

		5,221,446
Event Driven — 4.1%
Pentwater Event Fund, LLC		3,024,868
Fundamental Long/Short — 17.7%
Claren Road Credit Partners, LP		1,374,051
Glenview Institutional Partners, LP		1,469,164
Myriad Opportunities US Fund, Ltd.		3,083,071
One William Street Capital Partners, LP		2,819,119
Panning Domestic Fund, LLC		2,859,961
Scout Capital Partners II, LP		1,416,528

		13,021,894
Opportunistic — 9.3%
Loomis High Yield Full Discretion NHIT		4,192,831
Pictet Emerging Local Currency Debt Fund, LLC		2,669,031

		6,861,862
Real Estate — 7.8%
Urdang Global Real Estate Securities Fund, LP		5,721,616
Relative Value — 9.0%
Citadel Global Fixed Income Fund, LLC		3,006,639
HBK Fund II, LP		831,947
Magnetar Capital Fund II, LP		2,815,488

		6,654,074
Total Portfolio Funds — 55.0%		40,505,760

Common Stocks	Shares
Diversified Financial Services — 6.7%
Ares Capital Corp.	63,286	1,094,215
Golub Capital BDC, Inc.	68,776	1,192,576
Hercules Technology Growth Capital, Inc.	92,720	1,413,980
THL Credit, Inc.	79,606	1,243,446

		4,944,217
Oil, Gas & Consumable Fuels — 0.5%
Enbridge Inc	4,384	182,988
Kinder Morgan Inc/Delaware	5,015	178,384

		361,372
Total Common Stocks — 7.2%		5,305,589

Exchange-Traded Funds	Shares	Value
Energy Select Sector SPDR Fund	37,980	$3,147,782
SPDR Barclays Capital High Yield Bond ETF	35,640	1,419,898
Total Exchange-Traded Funds — 6.2%		4,567,680

Exchange-Traded Limited Partnerships
Oil, Gas & Consumable Fuels — 4.8%
Access Midstream Partners LP	3,796	183,385
Atlas Pipeline Partners LP	2,807	108,912
Delek Logistics Partners LP	5,461	167,052
Energy Transfer Partners LP	2,452	127,676
Enterprise Products Partners LP	7,087	432,590
EQT Midstream Partners LP	695	34,215
Genesis Energy LP	5,784	289,605
Magellan Midstream Partners LP	5,869	331,188
Markwest Energy Partners LP	5,666	409,255
MPLX LP	5,296	192,986
ONEOK Partners LP	2,748	145,671
Plains All American Pipeline LP	8,171	430,285
Rose Rock Midstream LP	497	15,879
Sunoco Logistics Partners LP	3,750	249,188
Tesoro Logistics LP	6,612	383,496
Total Exchange-Traded Limited Partnerships — 4.8%		3,501,383
Total Long-Term Investments (Cost — $47,757,145) — 73.2%		53,880,412

Short-Term Securities
Money Market Funds — 13.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)	10,183,770	10,183,770
Total Short-Term Securities (Cost — $10,183,770) — 13.8%		10,183,770
Total Investments (Cost — $57,940,915*) — 87.0%		64,064,182
Other Assets Less Liabilities — 13.0%		9,598,649

Members’ Capital — 100.0%		$73,662,831

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	23

Schedule of Investments (continued)	Master Fund

Notes to Schedule of Investments

*	As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$57,940,915

Gross unrealized appreciation	$6,425,832
Gross unrealized depreciation	(302,565)

Net unrealized appreciation	$6,123,267

(a)	Represents the current yield as of report date.

(b)	Investments in issuers considered to be an affiliate of the Master Fund during the period ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 1, 2013	Net Activity	Shares Held at September 30, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,840,240	3,343,530	10,183,770	$2,384	$—

•	Over-the-counter total return swaps outstanding as of September 30, 2013 were as follows:

Reference Entity	Fixed Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Change in Return of 17 Futures Contracts on Gold 100 Oz Dec 13	0.00%[1]	JPMorgan Chase Bank N.A.	N/A	11/27/13	USD	2,364	$(107,610)	$—	$(107,610)
Change in Return of the S&P GSCI Excess Return Index - 3 Month Forward	0.00%[2]	JPMorgan Chase Bank N.A.	N/A	12/31/13	USD	2,546	—	—	—
Total							$(107,610)	$—	$(107,610)

[1]	Master Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

[2]	Master Fund receives the total return of the reference entity and pays the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Fund has the ability to access.

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs). If the reporting entity has the ability to redeem its investment with a Portfolio Fund at the net asset value per share (or its equivalent) at the measurement date or within the near term and there are no other liquidity restrictions, the Master Fund’s investment in the Portfolio Fund will be considered Level 2.

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments). Investments in Portfolio Funds that are currently subject to liquidity restrictions that will not be lifted in the near term will be considered Level 3.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Master Fund’s investments in Portfolio Funds not otherwise traded on an active exchange are classified within Level 2 or Level 3 of the fair value hierarchy as the value of these interests are primarily based on the respective net asset value reported by management of each Portfolio Fund rather than actual market transactions and other observable market data. The determination of whether such investment will be classified in Level 2 or Level 3 will be based upon the ability to redeem such investment within a reasonable period of time (within 90 days of the period end and any other month-end). If an investment in a Portfolio Fund may be redeemed within 90 days of the period end and any other month-end, and the fair value of the investment is based on information provided by management of the Portfolio Funds, it is classified as Level 2; in all other cases it is classified as Level 3.

Changes in valuation techniques and/or redemption features may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Master Fund’s Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Schedule of Investments (concluded)	Master Fund

The following tables summarize the Master Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Portfolio Funds:[1]
Directional Trading	—	$5,221,446	—	$5,221,446
Event Driven	—	—	$3,024,868	3,024,868
Fundamental Long/Short	—	4,259,743	8,762,151	13,021,894
Opportunistic	—	6,861,862	—	6,861,862
Real Estate	—	5,721,616	—	5,721,616
Relative Value	—	—	6,654,074	6,654,074
Common Stocks:
Diversified Financial Services	$4,944,217	—	—	4,944,217
Oil, Gas & Consumable Fuels	361,372	—	—	361,372
Exchange-Traded Funds	4,567,680	—	—	4,567,680
Exchange-Traded Limited Partnerships:
Oil, Gas & Consumable Fuels	3,501,383	—	—	3,501,383
Short Term Securities:
Money Market Funds	10,183,770	—	—	10,183,770
Total	$23,558,422	$22,064,667	$18,441,093	$64,064,182

[1]    In determining the classification of investments in Portfolio Funds included in the table above, no consideration was given to the classification of securities held by each underlying Portfolio Fund.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Commodity contracts	—	$(107,610)	—	$(107,610)

[1]	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation/depreciation on the instrument.

A reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to members’ capital. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Directional Trading	Event Driven	Fundamental Long/Short	Relative Value	Total
Assets:
Opening Balance, as of April 1, 2013	$2,117,105	$2,862,877	$15,844,146	$6,042,066	$26,866,194
Transfers into Level 3[1]	—	—	—	—	—
Transfers out of Level 3[1]	(2,117,105)	—	(7,343,884)	—	(9,460,989)
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	—	71,343	71,343
Net change in unrealized appreciation/depreciation[2]	—	161,991	261,889	440,888	864,768
Purchases	—	—	—	650,000	650,000
Sales	—	—	—	(550,223)	(550,223)
Closing Balance, as of September 30, 2013	$—	$3,024,868	$8,762,151	$6,654,074	$18,441,093

[1]	Transfers out of Level 3 were due to the expiration of lock up periods during the six months ended September 30, 2013.
[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2013 was $864,768.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	25

Statement of Assets, Liabilities and Members’ Capital

September 30, 2013 (Unaudited)	Master Fund

Assets
Investments in Portfolio Funds at value (cost — $35,793,111)	$40,505,760
Investments in securities at value — unaffiliated (cost — $11,964,034)	13,374,652
Investments in securities at value — affiliated (cost — $10,183,770)	10,183,770
Investments in Portfolio Funds sold receivable	10,218,809
Receivable from advisor	10,661
Dividends receivable	300

Total assets	74,293,952

Liabilities
Unrealized depreciation on swaps	107,610
Professional fees payable	205,509
Advisory fees payable	183,184
Swaps payable	67,611
Administration fees payable	25,106
Officer’s and Directors’ fees payable	1,958
Other accrued expenses payable	40,143

Total liabilities	631,121

Members’ capital	$73,662,831

Members’ Capital Consists of
Paid-in capital	$67,647,174
Net unrealized appreciation/depreciation	6,015,657

Members’ capital	$73,662,831

See Notes to Master Fund’s Financial Statements.

26	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statement of Operations

Six Months Ended September 30, 2013 (Unaudited)	Master Fund

Income
Dividends — affiliated	$2,384
Dividends — unaffiliated	380,307
Other income	2,637

Total income	385,328

Expenses
Investment advisory	366,195
Professional	130,000
Administration	30,127
Custody	7,398
Officer and Directors	2,100
Miscellaneous	12,002

Total expenses	547,822
Less expenses reimbursed by advisor	(20,741)

Total expenses after fees reimbursed	527,081

Net investment loss	(141,753)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in Portfolio Funds and securities	798,354
Swaps	(592,813)

205,541

Net change in unrealized appreciation/depreciation on:
Investments in Portfolio Funds and securities	628,216
Swaps	104,210

732,426

Total realized and unrealized gain	937,967

Net Increase in Members’ Capital Resulting from Operations	$796,214

See Notes to Master Fund’s Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	27

Statements of Changes in Members’ Capital

	Master Fund
Increase (Decrease) in Members’ Capital:	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[1] to March 31, 2013

Operations
Net investment income (loss)	$(141,753)	$92,045
Net realized gain (loss)	205,541	(527,518)
Net change in unrealized appreciation/depreciation	732,426	5,283,231

Net increase in members’ capital resulting from operations	796,214	4,847,758

Capital Transactions
Proceeds from the issuance of Units	750,000	67,612,206
Value of withdrawals	(267,332)	(76,015)

Net increase in members’ capital derived from capital transactions	482,668	67,536,191

Members’ Capital
Total increase in members’ capital	1,278,882	72,383,949
Beginning of period	72,383,949	—

End of period	$73,662,831	$72,383,949

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s’ Financial Statements.

28	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Statement of Cash Flows

Six Months Ended September 30, 2013 (Unaudited)	Master Fund

Cash Provided by Operating Activities
Net increase in members’ capital resulting from operations	$796,214
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Increase in investments in Portfolio Funds sold receivable	(9,293,673)
Decrease in swaps receivable	33,516
Decrease in receivable from advisor	51,731
Decrease in dividend receivable	28,159
Increase in swaps payable	67,611
Increase in professional fees payable	46,280
Increase in advisory fees payable	4,005
Decrease in administration fees payable	(296)
Decrease in Officer’s and Directors’ fees payable	(1,214)
Decrease in other accrued expenses payable	(4,035)
Net realized gain and net change in unrealized appreciation/depreciation on investments in Portfolio Funds and securities	(1,530,780)
Purchases of long-term investments	(3,985,127)
Sales of long-term investments	17,148,471
Net payments for purchases of short-term securities	(3,343,530)

Cash provided by operating activities	17,332

Cash Used for Financing Activities
Cash receipts from issuance of Units	250,000
Payments on withdrawals of Units	(267,332)

Cash used for financing activities	(17,332)

Cash
Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	—

See Notes to Master Fund’s Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	29

Financial Highlights

	Master Fund
	Six Months Ended September 30, 2013 (Unaudited)	Period April 2, 2012[1] to March 31, 2013

Total Investment Return[2]
Total investment return	1.12%[3]	7.70%[3]

Ratios to Average Members’ Capital[4,5]
Total expenses	1.50%	1.97%

Total expenses after fees waived and reimbursed	1.44%	1.25%

Net investment income (loss)	(0.39)%	0.20%

Supplemental Data
Members’ capital, end of period (000)	$73,663	$72,384

Portfolio turnover	6%	23%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

[2]

Where applicable, total investment returns exclude the effects of any sales charges. The Master Fund is a closed-end fund, the Units of which are offered at net asset value only to the Feeder Funds. No secondary market for the Master Fund’s Units exists.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]

Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately 4.28% and 7.80% for the six months ended September 30, 2013 and the period ended March 31, 2013, respectively.

See Notes to Master Fund’s Financial Statements.

30	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Master Fund’s Financial Statements (Unaudited)

1. Organization:

BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Master Fund is organized as a Delaware limited liability company. The Master Fund’s Limited Liability Company Agreement permits the Board of Directors of the Master Fund (the “Board”) to issue non-transferable interests (“Units”) in the Master Fund, subject to certain limitations.

Prior to commencement of operations on April 2, 2012, the Master Fund had no operations other than an indirect $400,000 capital contribution by BlackRock HoldCo 2, Inc. (“BR HoldCo”) in the amount of $360,000 and by BlackRock Advisors LLC (the “Advisor”) in the amount of $40,000, through their investments in the Feeder Funds. Both BR HoldCo and the Advisor are wholly-owned subsidiaries of BlackRock, Inc. (“BlackRock”). In addition, the Advisor made a direct $10,000 capital contribution to the Master Fund.

2. Significant Accounting Policies:

The Master Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Fund:

Valuation: US GAAP defines fair value as the price the Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has adopted and approved written policies and procedures (the “Valuation Procedures”) for the purpose of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in interests in private funds or other pooled investment vehicles (collectively the “Portfolio Funds”), and has delegated to the internal valuation committee of the Advisor and its registered investment advisory affiliates (the “Global Valuation Committee”) the responsibility for the day-to-day oversight of the valuation of the Master Fund’s investments pursuant to the Valuation Procedures. The Master Fund will invest in Portfolio Funds selected by and unaffiliated with the Advisor, an indirect wholly-owned subsidiary of BlackRock.

General Valuation Policies for Portfolio Funds: In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Master Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s-length transaction. In general, the Advisor will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP, and will, in effect, be the fair value of the Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Advisor will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

The Master Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements. In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Master Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Advisor may also evaluate, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of applicable indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Master Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Master Fund.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisor has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	31

Notes to Master Fund’s Financial Statements (continued)

above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of the Master Fund’s interest in such Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where the Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Valued Assets”), such valuations will be subject to review and approval by the Global Valuation Committee or its delegate as outlined in the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis. As of September 30, 2013, the Advisor did not adjust any values received for the Portfolio Funds.

Valuation of Non-Portfolio Fund Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Swap agreements are valued utilizing quotes received daily by the Master Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the

Global Valuation Committee deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Fund either deliver collateral or segregate assets in connection with certain investments (e.g., swaps) the Master Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities to/with an exchange or broker dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.

Income Taxes: The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as the owner of its proportionate share of members’ capital, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required.

32	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Master Fund’s Financial Statements (continued)

The Master Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Fund’s US federal tax returns remains open for the period ended March 31, 2013. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Fund are charged to the Master Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

The Master Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Master Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Swaps: The Master Fund enters into swap agreements, in which the Master Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets, Liabilities and Members’ Capital and amortized over the term of the OTC swap. Payments received or made by the Master Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Fund’s counterparty on the swap agreement becomes the CCP. The Master Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets, Liabilities, and Members’ Capital as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets, Liabilities and Members’ Capital. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Master Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Fund will receive a payment from or make a payment to the counterparty.

The following is a summary of the Master Fund’s derivative financial instruments categorized by risk exposure:

Fair Value of Derivative Financial Instruments as of September 30, 2013
	Derivative Liabilities
	Statement of Assets, Liabilities and Members’ Capital Location	Value
Commodity contracts	Unrealized depreciation on swaps	$107,610

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended September 30, 2013
Net Realized Gain (Loss) From
Commodity contracts:
Swaps	$(592,813)

Net Change in Unrealized Appreciation/Depreciation on
Commodity contracts:
Swaps	$104,210

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	33

Notes to Master Fund’s Financial Statements (continued)

For the six months ended September 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Commodity swaps:
Average number of contracts	2
Average notional value	$4,847,220

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Fund. For OTC options purchased, the Master Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Fund should the counterparty fail to perform under the contracts. Options written by the Master Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Master Fund, and not the counterparty, to perform.

With centrally cleared swaps, there is less counterparty credit risk to the Master Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearing-house stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Fund.

At September 30, 2013, the Master Fund’s derivative assets and liabilities (by type) are as follows:

Liabilities
Derivative Financial Instruments:
Swaps	$107,610

Total derivative liabilities in the Statement of Assets, Liabilities and Members’ Capital	107,610

Derivatives not subject to a master netting agreement or similar arrangement (“MNA”)	—

Total liabilities subject to a MNA.	$107,610

The following table presents the Master Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Master Fund as of September 30, 2013:

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Liabilities[1]
JPMorgan Chase Bank N.A	$107,610	$—	$—	$—	$107,610

[1]	Net amount represents the amount due to the counterparty in the event of default.

4. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder, and an affiliate, for 1940 Act purposes, of BlackRock.

The Master Fund, together with each Feeder Fund, has entered into Investment Advisory Agreements with the Advisor to provide investment advisory and administration services. The Advisor is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end members’ capital.

The Master Fund, together with each Feeder Fund and the Advisor, has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays

BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Advisor.

The Feeder Funds, which invest their assets in the Master Fund, have each entered into an Expense Limitation Agreement (an “Expense Agreement”) in which the Advisor has agreed to reimburse certain operating and other expenses of the Feeder Funds in order to limit certain expenses to 0.50% per annum of the respective Feeder Fund’s average month-end members’ capital (the “Expense Cap”). In order to maintain a Feeder Fund’s covered expenses below the Expense Cap, it may be necessary for the Advisor to pay certain covered expenses of a Feeder Fund incurred indirectly at the Master Fund level.

Expenses covered by the Expense Cap include all of a Feeder Fund’s expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap Agreement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or

34	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Master Fund’s Financial Statements (continued)

indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund’s, Offshore Fund’s or Master Fund’s business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Feeder Funds’ distributor or financial intermediaries.

Because Master Fund expenses are allocated proportionally to each Feeder Fund, reimbursements at the Master Fund level may, in some circumstances, result in some Feeder Funds benefiting from such reimbursements to a greater degree than other Feeder Funds. The Advisor generally intends to reimburse Feeder Fund-specific expenses covered by the Expense Cap prior to reimbursing expenses at the Master Fund level; provided, however, that if it is necessary for the Advisor to reimburse expenses at the Master Fund level in order to reduce certain of one Feeder Fund’s expenses to below 0.50% of that Feeder Fund’s average members’ capital, then the Advisor generally intends to reimburse expenses specific to other Feeder Funds only to the extent necessary to maintain certain of such Feeder Funds’ expenses below 0.50% of such Feeder Funds’ members’ capital.

If a Feeder Fund has received a waiver or reimbursement from the Adviser within the prior two fiscal years and the Feeder Fund’s operating expenses are less than the expense limit for that Feeder Fund, the Advisor is entitled to be reimbursed by the Feeder Fund up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for the Feeder Fund exceeds the operating expenses of the Feeder Fund for the current fiscal year, provided that: (1) the Feeder

Fund has more than $50 million in assets for the fiscal year and (2) the Advisor or an affiliate continues to serve as the Feeder Fund’s investment advisor or administrator. In certain instances, reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund’s expenses below 0.50% of that Feeder Fund’s average members’ capital may result in certain of another Feeder Fund’s expenses being less than that Feeder Fund’s expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing. In the event the expense limit for the Feeder Fund is changed subsequent to a fiscal year in which the Advisor becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Advisor shall be calculated by reference to the expense limit for the Feeder Fund in effect at the time the Advisor became entitled to receive such reimbursement, rather than the subsequently changed expense limit for the Feeder Fund.

The amount of expenses for the Master Fund reimbursed by the Advisor to date as a result of the Expense Cap and available for future recoupment is $20,741, which expires on March 31, 2016 and $333,298, which expires on March 31, 2015.

Certain officers and/or directors of the Master Fund are officers and/or directors of BlackRock or its affiliates. The Master Fund reimburses the Advisor for compensation paid to the Master Fund’s Chief Compliance Officer, which is included in Officers and Directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2013, were $3,985,127 and $17,148,471, respectively.

6. Investments in Portfolio Funds:

Information reflecting the Master Fund’s investments in Portfolio Funds as of September 30, 2013 is summarized below. The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Master Fund’s portfolio in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Master Fund as of September 30, 2013.

Investment	Value	%of Master Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Directional Trading
			Africa/Mid East, Central/South Asia, Eastern Europe,
Avantium Liquid EM Macro Fund, LP	$2,047,881	2.8%	Western Europe	Monthly
			Global, North America, PacRim Developed,
Fortress Asia Macro Fund, LP	3,173,565	4.3%	PacRim Emerging	Quarterly
Event Driven

Pentwater Event Fund, LLC	3,024,868	4.1%	North America, PacRim Developed, Western Europe	Annually
Fundamental Long/Short

Claren Road Credit Partners, LP	1,374,051	1.9%	North America, Western Europe	Quarterly

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	35

Notes to Master Fund’s Financial Statements (continued)

Investment	Value	%of Master Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Fundamental Long/Short (concluded)
Glenview Institutional Partners, LP	1,469,164	2.0%	North America, Western Europe	Quarterly
			Central/South Asia, PacRim Developed,
Myriad Opportunities US Fund, Ltd	3,083,071	4.2%	PacRim Emerging	Quarterly
One William Street Capital Partners, LP	2,819,119	3.8%	North America	Quarterly
Panning Domestic Fund, LLC	2,859,961	3.9%	North America, Western Europe	Quarterly
Scout Capital Partners II, LP	1,416,528	1.9%	Latin America, North America, Western Europe	Quarterly
Opportunistic
			Asia-Pacific, Emerging Europe,
Loomis High Yield Full Discretion NHIT	4,192,831	5.7%	Latin America, North America, Western Europe	Daily
			Asia-Pacific, Africa, Emerging Europe,
Pictet Emerging Local Currency Debt Fund, LLC	2,669,031	3.6%	Latin America, North America, Western Europe	Monthly
Real Estate
			Asia-Pacific, Latin America,
Urdang Global Real Estate Securities Fund, LP	5,721,616	7.8%	North America, Western Europe	Monthly
Relative Value

Citadel Global Fixed Income Fund, LLC	3,006,639	4.1%	North America, Western Europe	Monthly
			Eastern Europe, Latin America, North America,
HBK Fund II, LP	831,947	1.1%	PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Magnetar Capital Fund II, LP	2,815,488	3.8%	North America, Western Europe	Quarterly
Total	$40,505,760	55.0%

*	Primary Geographic Locations refer to information of which the Master Fund is aware regarding the geographic allocations of the investments held by the Portfolio Funds in which the Master Fund invests. The Master Fund does not have sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographic allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Master Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Master Fund with respect to investments held by the Portfolio Funds as of September 30, 2013. This information has not been independently verified by the Master Fund and may not be representative of the current geographic allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

**	Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners of such Portfolio Funds in the form of management fees generally ranging from 1% to 4% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 25% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in net change in unrealized appreciation/depreciation on investments in Portfolio Funds and securities in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments(1)	Gates(2)	Lock-ups(3)	Redemption Frequency(4)	Redemption Notice Period(4)
Directional Trading(a)	$5,221,446	$—	$—	$—	Monthly, Quarterly	30-45 Days
Event Driven(b)	3,024,868	—	—	—	Annually	90 Days
Fundamental Long/Short(c)	13,021,894	—	—	5,943,032	Quarterly	45-90 Days
Opportunistic(d)	6,861,862	—	—	—	Daily, Monthly	0-10 Days
Real Estate(e)	5,721,616	—	—	—	Monthly	30 Days
Relative Value(f)	6,654,074	—	5,843,608	—	Monthly, Quarterly	60-90 Days
Total	$40,505,760	$—	$5,843,608	$5,943,032

36	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Master Fund’s Financial Statements (continued)

(1)

Represents private investment funds that cannot be voluntarily redeemed by the Master Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from September 30, 2013, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2)	Represents the portion of the Portfolio Funds for which there are investor level gates, which are not otherwise included as illiquid investments.

(3)

Represents investments that cannot be redeemed without a fee due to a lock-up provision which are not otherwise included as illiquid investments or investments with gates. The lock-up period for these investments ranged from 9 to 15 months at September 30, 2013.

(4)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.

(a)

Directional trading seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2013. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(b)

Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of the event. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2013. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(c)

Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2013. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(d)

Investment strategies within this category seek to take advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets. It is expected that these opportunistic investments will change thematically over time as the Advisors identify investment opportunities derived from a number of sources. Opportunistic investments will not be limited to specific investment structures or types of investments, and may include commingled fund investments, direct investments (other than in Portfolio Funds), and all forms of public and private equity or fixed income securities or other investments. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2013. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(e)

Investment strategies within this category seek to generate attractive long term returns through the acquisition and disposition of real property, interests in real property and securities related to or secured by real property. Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any). The Funds may also invest in securities, whether equity or debt, of real estate companies, which are companies that derive a majority of their revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or which have a majority of their assets in real estate. Real estate companies include, for example, real estate investment trusts (“REITs”) and other real estate operating companies. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2013. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(f)

Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2013. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

The Master Fund had no unfunded capital commitments as of September 30, 2013.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	37

Notes to Master Fund’s Financial Statements (continued)

7. Concentration, Market, Credit and Liquidity Risk:

The Master Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Master Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Portfolio Funds in which the Master Fund is invested utilize a wide variety of financial instruments in their trading strategies including OTC options, financial futures contracts, forward contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations. In determining the fair values for these financial instruments, the Portfolio Funds will make estimates about future interest rates, default probabilities, volatilities, and other pricing factors. These estimates on fair value could differ from actual results.

The Master Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Master Fund’s investments in Portfolio Funds at value recorded as assets in the Statement of Assets, Liabilities and Members’ Capital.

The Master Fund is designed primarily for long term investors and an investment in the Master Fund’s Units should be considered to be illiquid. The Master Fund’s Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board.

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master

Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets, Liabilities and Members’ Capital, less any collateral held by the Master Fund.

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Master Fund is subject to certain redemption/withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

Certain of the Master Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. The Master Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Master Fund is permitted to liquidate its interest in the Portfolio Fund, the Master Fund’s residual interest remains subject to continued exposure to changes in valuations.

The Master Fund also invests in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Master Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Master Fund’s requested redemption/withdrawal below the requested amount. The amount of the Master Fund’s assets subject to lockups and gates is described in Note 6.

8. Tender Offers:

The Master Fund may, but is not obligated to, conduct tender offers to repurchase outstanding Units. If the Master Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Units that are tendered, which may increase risks for remaining members and increase Master Fund expenses. Each Feeder Fund may choose to conduct tender offers for up to 10% of its net asset value at the time in the sole discretion of the Feeder Fund’s Board. In a tender offer, a Feeder Fund repurchases outstanding Units at its net asset value on the valuation date for the tender offer, which would generally be expected to be the last business day of March, June, September and December. The Master Fund expects to offer to repurchase Units from its members (i.e., the Feeder Funds) in order to permit the Feeder Funds to conduct repurchase offers for their Units. Each time the Feeder Funds make a tender offer for their Units, the Master Fund expects that it will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase. At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund. However, there is no assurance that the Board will, in fact, decide to undertake any repurchase offer. The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members. In any

38	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Notes to Master Fund’s Financial Statements (concluded)

given year, the Advisor may or may not recommend to the Boards that tender offers be conducted. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

During the six months ended September 30, 2013, there were no tender offers conducted.

The Board will generally not approve a tender offer for the Feeder Funds if Restricted Liquidity Assets (as defined below) represent greater than 40% of the Master Fund’s net assets (as of the Feeder Funds’ most recent valuation date), unless the Board concludes in its discretion that approving a tender offer would nonetheless be in the best interests of the Feeder Funds, the Master Fund and their members. If (i) the Feeder Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund’s assets, and (ii) Restricted Liquidity Assets represent greater than 40% of the Master Fund’s net assets as of the valuation date falling on the last business day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Feeder Funds and the Master Fund is in the best interests of each Fund and its members. “Restricted Liquidity Assets” means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Master Fund informed its members that it will redeem interests in the Master Fund held by such members, at the Master Fund’s October 31, 2013 net asset value per share, in order to allow such members to provide liquidity to their own investors, or to fund liquidating distributions by such members. The Feeder Funds constitute the only members of the Master Fund.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Boards of Directors (collectively, the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Fund”), BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Fund” and, collectively with the Core Fund, the FB Core Fund and the TEI Fund, the “Feeder Funds”) and BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, collectively with the Feeder Funds, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Feeder Fund’s investment advisory agreement (each, an “Advisory Agreement”) among each Feeder Fund, the Master Fund and BlackRock Advisors, LLC (the “Manager”), each Feeder Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among each Feeder Fund, the Master Fund, the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their members. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against its custom benchmark, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their custom benchmark; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and

40	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper1 (“Expense Peers”) and the investment performance of the Funds as compared with their custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Funds to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of each Advisory Agreement among the Manager, each Feeder Fund and the Master Fund, and each Sub-Advisory Agreement among the Manager, the Sub-Advisor, each Feeder Fund and the Master Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares and securities lending, services related to the valuation and pricing of Funds’ portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Board compared Fund performance to the performance of its custom benchmark. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Funds’ portfolio management team discussing the Funds’ performance and the Funds’ investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Funds’ portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial and ongoing public offering of the Funds’ shares and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Funds. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for an analysis of the Funds’ performance. In connection with its review, the Board received and reviewed information provided by BlackRock regarding the investment performance of the Funds as compared with their custom benchmark as determined by BlackRock. The Board was provided with a description of the customized benchmark used by BlackRock to prepare the information regarding the Funds’ performance. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board noted that each Feeder Fund’s performance exceeded its customized benchmark during the since-inception period reported.

BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Feeder Funds.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed the Funds’ contractual management fee rate compared with the other funds in its Lipper category. The Board noted that, so long as the Feeder Funds invested their assets directly or indirectly in the Master Fund, the advisory fee would only be charged at the Master Fund level. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Funds’ total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limi-

tations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Feeder Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that each Feeder Fund has entered into an Expense Limitation Agreement in which BlackRock has agreed to pay certain operating and other expenses of the Feeder Fund in order to limit certain expenses, to a specified amount, of the respective Feeder Fund’s average members’ capital.

The Board also received and considered information relating to the Funds’ distribution arrangements, and in particular that the Core Fund and the TEI Fund (the “Non Fee-Based Feeders”) each paid an ongoing distribution fee at an annual rate equal to 1.00% of the applicable Fund’s month-end net asset value to its distributor, BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. The Board noted that BRIL would generally pay all or a significant portion of these ongoing fees to financial intermediaries hired by BRIL to distribute shares of the applicable Funds, but that BRIL may, in certain circumstances, retain all or a portion of the ongoing distribution fee. In evaluating the benefit of these fees to BRIL and its affiliates (including BlackRock), the Board noted that: (i) BRIL would generally pay all or a significant portion of these fees to third-party financial intermediaries; and (ii) these fees would be paid pursuant to a plan of distribution separately adopted by the Board and the Independent Board Members. The Board also recognized that BlackRock or BlackRock’s affiliates may make additional payments from their own assets to promote the distribution of the Funds’ shares and noted BlackRock’s and BRIL’s view that such payments are made from their own resources, including their legitimate profits, and do not constitute an indirect use of Fund assets for distribution purposes. Upon

42	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

evaluating these distribution arrangements, the Board concluded that these ongoing distribution and service fees did not result in a material benefit to BRIL and its affiliates (including BlackRock).

Additionally, the Board noted that the Funds’ investment program entailed investing in a portfolio of underlying funds. As a result of this investment program, the Board recognized that the Funds’ members would pay two layers of expense: one set of expenses would be borne indirectly and arise from the Master Fund’s status as an investor in underlying funds, and the other set of expenses would be borne directly by the Funds’ members as investors in the applicable Feeder Fund, including bearing indirectly a proportionate share of the expenses of the Master Fund. The Board noted the level of indirect expenses members would bear as a result of the Master Fund’s status as an investor in underlying funds, noting that underlying fund management fees were generally expected to range between 1% and 4% (annualized) of the underlying fund’s average net asset value and that their performance allocations or fees were generally expected to range between 15% and 25% of the underlying fund’s net profits. The Board noted that these fees and expenses were a necessary component of the Funds’ investment program, that they would generally fluctuate from year to year and that BlackRock’s fees were appropriately calibrated in light of these indirect expenses. The Board also discussed and considered the various indirect expenses Feeder Fund members would pay arising from the Funds’ master-feeder structure, as described above, and determined that the relative benefits of a master-feeder structure outweighed the costs and that BlackRock’s fees were also appropriately calibrated in light of the expenses arising from a master-feeder structure.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Funds.

The Board noted that unlike most closed-end funds that generally do not experience substantial growth after the initial public offering, the Funds’ shares are continuously offered and have the potential for growth beyond initial projections used in establishing the Funds’ fee structure. The Board, to the extent it was able to identify any actual or potential economies of scale, considered whether any actual or potential economies of scale were being realized and concluded that the Funds’ fee structure, at this time, appropriately reflected any actual or potential economies of scale presently being realized. The Board noted that it would continue to consider the realization of economies of scale as the Funds grow and in subsequent Board meetings.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution and shareholder services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of each Advisory Agreement among the Manager, each Feeder Fund and the Master Fund for a one-year term ending June 30, 2014, and each Sub-Advisory Agreement among the Manager, the Sub-Advisor, each Feeder Fund and the Master Fund, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

members. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

44	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

The Funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013	45

Additional Information

General Information

Quarterly and monthly performance, semi-annual and annual reports and other information regarding the Funds may be found under “Alternative Investments” on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BAAP-9/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Alternatives Allocation FB TEI Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Alternatives Allocation FB TEI Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Alternatives Allocation FB TEI Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: December 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Alternatives Allocation FB TEI Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: December 3, 2013

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